UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2025

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on February 13, 2025 the Board appointed John D. Calys, the Company’s Senior Vice President, Global Controller and Chief Accounting Officer, to succeed its current Chief Financial Officer, George Kilguss, upon his retirement on May 31, 2025.

On April 22, 2025, in connection with Mr. Calys’ appointment as the Company’s Executive Vice President, Chief Financial Officer, the Compensation Committee of the Board of Directors of VeriSign, Inc. approved a compensation package for him. The Company will provide Mr. Calys with: (i) an initial annual base salary of $500,000 and (ii) an annual target bonus of up to 100% of his base salary. His new base salary and target bonus amounts will be effective as of June 1, 2025. He will also receive time-vested restricted stock units valued at approximately $700,000 and performance-based restricted stock units valued at approximately $700,000 with the number of shares for each award determined by dividing the dollar amount of each grant by the closing price of the Company’s common stock quoted on the Nasdaq Global Select Market rounded down to the nearest whole share on the June 2, 2025. The time-vested restricted stock units will vest as to 25% on June 15, 2026 and 6.25% quarterly thereafter until fully vested, subject to Mr. Calys continuing to be employed by the Company. The number of shares vesting for the performance-based restricted stock units will be determined based on achievement of certain performance measures. The performance period is January 1, 2025 through December 31, 2027. Vesting occurs after the performance achievement has been certified by the Compensation Committee and the Company has receive an unqualified signed opinion on the Company’s financial statements for the year ending December 31, 2027 from its independent registered public accounting firm, subject to continued employment. Both awards will be granted under the Company’s 2006 Equity Incentive Plan and are subject to the terms of the plan and the award agreements thereunder.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: April 25, 2025	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary